SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 31, 2005

                         MORTGAGEBROKERS.COM HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            DELAWARE                    005-79883
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)       (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)



                            45 Vogell Road, Suite 101
                         Richmond Hill, Ontario L4B-3P6
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (416) 410-4848
                            (ISSUER TELEPHONE NUMBER)

                                 Magnadata, Inc.
                                100 Europa Drive
                          Durham, North Carolina 27517
                            (FORMER NAME AND ADDRESS)


============================================================================

FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

     Pursuant to the terms of a Stock Purchase Agreement, Alex Haditaghi purchased 1,510,000 shares of the Company's issued and outstanding common stock from certain shareholders of the Company. The 1,510,000 shares represents a majority of the Company's outstanding common stock. Alex Haditaghi paid a total of $692,813 to the shareholders for their shares. As part of the Acquisition and pursuant to the Stock Purchase Agreement, the following changes to the Company's directors and officers have occurred:

     o David Neal resigned as the Company's President, Chief Executive Officer, Chief Financial Officer and Treasurer, and David R. Allison resigned as the Company's Vice President and Secretary, effective January 31, 2005.

     o Alex Haditaghi was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, and Secretary as of January 31, 2005.

     o Further, Alex Haditaghi was appointed as the sole member of the Board of Directors of the Company.

     o David Neal, David R. Allison, and William H. Conklin then resigned as members of the board of directors of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     David Neal, David R. Allison, and William H. Conklin then resigned as members of the board of directors of the Company. The resignations are not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

     David Neal resigned as the Company's President, Chief Executive Officer, Chief Financial Officer and Treasurer, and David R. Allison resigned as the Company's Vice President and Secretary, effective January 31, 2005.

     Alex Haditaghi was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, and Secretary as of January 31, 2005. Mr. Haditaghi attended York University in Ontario, Canada, and graduated in 1996 with majors in Biochemistry and Business. From 1997 to 2000, Mr. Haditaghi was the President and Owner of Yes.ca Corp, an e-commerce solution provider to small and medium sized companies in Canada. With over 300 clientele, Yes.ca Corp. provided Canadian companies with leading edge technology and software solutions. Mr. Haditaghi was responsible for the day-to-day operations of the company. In 2001, Mr. Haditaghi founded Lending Tree Canada and currently acts as President and Chief Executive Officer. Mr. Haditaghi has created innovative value-added services through a variety of lending channels. He oversees all corporate and board functions, and is responsible for the formulation of current and long-range plans and objectives. He also represents the organization in relations with its customers and the business community.

     No transactions occurred in the last two years to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.


ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.


(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     None

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MORTGAGEBROKERS.COM HOLDINGS, INC.

                                    By: /s/ Alex Haditaghi
                                        --------------------------
                                            Alex Haditaghi
                                            CEO


Dated: February 7, 2005